UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2015 (May 12, 2015)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 269-8175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws.
On November 4, 2014, the Board of Directors (the “Board”) of Healthcare Realty Trust Incorporated (the “Company”) approved an amendment to the Company’s charter (the “Charter”) to declassify the Board (the “Charter Amendment”) and recommended the Charter Amendment to the shareholders of the Company, to be voted on at the 2015 annual meeting of shareholders (the “Annual Meeting”). On May 12, 2015, the Company’s shareholders approved the Charter Amendment at the Annual Meeting. The Charter Amendment was filed with the Secretary of State of the State of Maryland on May 12, 2015. The results of the shareholder vote on the Charter Amendment are set forth in Item 5.07 below. A copy of the Charter Amendment was filed as Appendix A to the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2015 and is incorporated herein by reference.
Also on November 4, 2014, the Board approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) to make them consistent with the Charter, as amended by the Charter Amendment. The amendment to the Bylaws was effective on May 12, 2015, upon approval by the shareholders of the Charter Amendment at the Annual Meeting. The amendment to the Bylaws is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on May 12, 2015. At the Annual Meeting, there were present in person or by proxy 86,467,304.362 shares of the Company’s common stock, representing approximately 86.80% of the total outstanding eligible votes. The proposals considered at the Annual Meeting were voted on as follows:

1.	The shareholders approved the Charter Amendment to declassify the Company’s board of directors by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes
80,904,651.044	122,743.057	52,615.261	5,387,295.00

2.	The following individuals were elected to serve as directors for one-year terms or until their successors have been elected and take office.

	Votes For	Votes Withheld	Broker Non-Votes
David R. Emery	79,542,841.699	1,537,167.663	5,387,295.00
Errol L. Biggs, Ph.D.	80,365,175.946	714,833.416	5,387,295.00
Charles Raymond Fernandez, M.D.	80,138,974.827	941,034.535	5,387,295.00
Edwin B. Morris III	80,359,723.017	720,286.345	5,387,295.00
John Knox Singleton	80,140,010.827	939,998.535	5,387,295.00
Bruce D. Sullivan, CPA	80,391,868.827	688,140.535	5,387,295.00
Roger O. West, CPA	80,546,878.770	533,130.592	5,387,295.00
Dan S. Wilford	77,168,858.017	3,911,151.345	5,387,295.00

3.	The shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes
86,051,364.169	373,381.193	42,559.00	—

4.	The shareholders approved, on a non-binding advisory basis, the Company’s compensation of its executive officers by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes
79,247,325.442	1,053,713.714	778,970.206	5,387,295.00

5.	The shareholders approved the Healthcare Realty Trust Incorporated 2015 Stock Incentive Plan by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes
78,125,712.496	2,846,998.227	107,298.639	5,387,295.00

Item 9.01 Financial Statements and Exhibits.

3.1 Amendment No. 2 to the Amended and Restated Bylaws of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED By: /s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: May 13, 2015